EX-77.(Q)(1)

Exhibits

(a)(1) Amendment No. 31, effective August 7, 2006, to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.
(a)(2) Amendment No. 32, effective November 6, 2006, to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.
(a)(3) Amendment No. 33, effective December 28, 2006 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - Filed herein.
(e)(1) Amended Schedule B Compensation for Services to Series dated August 7, 2006 to the Management Agreement between ING Investors Trust and Directed Services, Inc. - Filed as an exhibit to Post-Effective Amendment No. 73 to the Registrant's Registration Statement filed on Form N-1A on April 27, 2006 and incorporated herein by reference.
(e)(2) First Amendment effective September 2, 2004 to the Management Agreement between ING Investors Trust and ING Investments, LLC dated August 21, 2003 with regard to the American Funds. - Filed as an exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement filed on Form N-1A on April 11, 2005 and incorporated herein by reference.
(e)(3) Second Amendment effective December 15, 2006 to the Management Agreement between ING Investors Trust and ING Investments, LLC dated February 25, 2004 with regard to ING Lifestyle Portfolios - Filed herein.
(e)(4) Amended Schedule A dated November 2006 to the Management Agreement between ING Investors Trust and Directed Services Inc. dated April 29, 2005 - Filed herein.
(e)(5) Amended Schedule A dated July 2006 to the Management Agreement between ING Investors Trust and Directed Services Inc. dated April 29, 2005 Filed as an exhibit to Post-Effective Amendment No. 75 to the Registrant's Registration Statement filed on Form N-1A on July 14, 2006 and incorporated herein by reference.
(e)(6) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Investments LLC and ING Investment Management Co. dated August 15, 2005 - Filed herein.
(e)(7) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Investments LLC and ING Investment Management Co. dated April 28, 2006 - Filed herein.
(e)(8) Second Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Investors Trust, Directed Services, Inc. and AllianceBernstein L.P. dated February 26, 1999 - Filed herein.
(e)(9) Interim Portfolio Management Agreement dated September 30, 2006 between Directed Services, Inc. and BlackRock Investment Management, LLC - Filed herein.
(e)(10) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement between ING Investments LLC and ING Clarion Real Estate Securities L.P. - Filed herein.
(e)(11) First Amendment dated December 15, 2006 to the Portfolio Management Agreement dated May 3, 2004 between ING Investors Trust, Directed Services, Inc. and Evergreen Investment Management Company, LLC - Filed herein.
(e)(12) Amended Schedule A dated August 7, 2006 to the Portfolio management Agreement dated October 2, 2000 between ING Investors Trust, Directed Services, Inc. and Fidelity Management and Research Company. - Filed herein.
(e)(13) Sub-Sub-Advisory Agreement dated August 7, 2006 between FMR Co., Inc. and Fidelity Management and Research Company - Filed herein.
(e)(14) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated July 29, 2005 between ING Investments, LLC and ING Investment Management Advisors, B.V. - Filed herein.
(e)(15) Second Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated August 1, 2003 between Directed Services, Inc. and ING Investment Management Co. - Filed herein.
(e)(16) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated September 2, 2003 between ING Investments, LLC and Julius Baer Investment Management LLC - Filed herein.
(e)(17) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated April 29, between ING Investors Trust, Directed Services, Inc. and J.P. Morgan Investment Management, Inc. - Filed herein.
(e)(18) Second Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated May 3, 2004 between ING Investors Trust, Directed Services, Inc. and Legg Mason Capital Management, Inc. - Filed herein.
(e)(19) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated April 29, 2005 between ING Investors Trust, Directed Services, Inc. and Marsico Capital Management, LLC - Filed herein. (e)(20) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated April 30, 2001 between ING Investors Inc., Directed Services, Inc. and Pacific Investment Management Company LLC - Filed herein.
(e)(21) Assumption Agreement made December 1, 2006 between Salomon Brothers Asset Management, Inc. and CAM North America, LLC (to be renamed ClearBridge Advisors, LLC) - Filed herein - Filed herein.
(e)(22) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated December 1, 2005 between ING Investors Trust, Directed Services, Inc. and ClearBridge Advisors, LLC - Filed herein.
(e)(23) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated December 5, 2005 between ING Investors Trust, Directed Services, Inc. and Templeton Global Advisors, Limited - Filed herein.
(e)(24) Third Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated October 24, 1997 between ING Investors Trust, Directed Services, Inc. and
T. Rowe Price Associates, Inc. - Filed herein.
(e)(25) First Amendment dated December 15, 2006 to the Sub-Advisory Agreement dated August 29, 2005 between ING Investors Trust, Directed Services, Inc. and Wells Capital Management, Inc. - Filed herein.